Exhibit 99.1

Di Rezze Family Office Names Joseph Tonnos Managing Director; Tonnos Becomes CFO of Two Nasdaq-Listed SPACs

Retired Army Lt. Gen. Roger L. Cloutier Jr., former commander of NATO Allied Land Command, joins both SPAC boards

SPAC sponsorship is one of several strategies for the single-family office, which invests only its own capital

MIAMI, Oct. 26, 2026 (GLOBE NEWSWIRE) -- Di Rezze Family Office, the single-family office of Arghavan and Justin Di Rezze, today announced that Joseph Tonnos has joined the office as Managing Director and will lead the office’s efforts across its direct investment portfolio. He joins a senior team of investment, capital markets and operating professionals.

Effective October 20, 2026, Mr. Tonnos also became Chief Financial Officer of Soren Acquisition Corp. (Nasdaq: SORN) and Praetorian Acquisition Corp. (Nasdaq: PTOR), two special purpose acquisition companies sponsored by principals of the office and will join the board of each company. Each company also appointed new independent directors.

“Joe brings significant financial markets and investment management experience to our team. He has worked across all aspects of the SPAC market since 2017, most notably as a six-time sponsor and as an investor, and he now leads finance and execution for Soren and Praetorian,” said Arghavan Di Rezze, Principal of Di Rezze Family Office. “Our new independent directors bring capital markets, public-company finance and operating experience, and they answer to shareholders, which makes the right team to have in place for a company when it is ready to go public.”

Mr. Tonnos brings more than 15 years of experience in investment management, corporate finance, capital markets and transaction structuring. Most recently, he was a Managing Director at Roth Capital Partners, LLC, and before that a Principal and Associate Portfolio Manager at Meteora Capital, LLC.

Soren appointed Lieutenant General (Ret.) Roger L. Cloutier Jr. and Austin Criden as independent directors. Praetorian appointed Mr. Cloutier, Jimmy Vaiopoulos and Charles P. Garcia as independent directors.

Mr. Cloutier retired from the U.S. Army as a Lieutenant General after 34 years of service and commanded NATO Allied Land Command from 2020 to 2022. Mr. Criden serves as a consultant to West2East Empire, a brand management and media production company and has held other positions as an operator and investment banker. Mr. Vaiopoulos is Chief Financial Officer and Co-Founder of Stack Capital Group Inc. and previously served as Chief Financial Officer and Interim Chief Executive Officer of Hut 8 Mining Corp., the predecessor of Hut 8 Corp. Mr. Garcia is Managing Partner of R360 Management Inc. and a former director of Winn-Dixie Stores, Inc., where he was the financial expert of its audit committee.

Di Rezze Family Office invests only its own capital across multiple strategies, including pre-IPO minority investments in private growth companies, structured investments in public companies and the sponsorship of special purpose acquisition companies. Soren and Praetorian, the two SPACs sponsored by its principals, together hold more than $500 million in trust.

“As founders and operators ourselves, Arghavan and I look at a SPAC through a founder’s eyes,” said Justin Di Rezze, co-founder of Di Rezze Family Office. “For the right company, it is a powerful way to access the public capital markets, maintain control of the business and take it to the next level. We seek to add value from our entire platform and approach a business combination with transparency as long-term investors. We are ready to partner with founders, operators and stakeholders prepared to take the next step.”

Further details are available in each company’s Current Report on Form 8-K.

About Di Rezze Family Office

Di Rezze Family Office is the single family office of Arghavan and Justin Di Rezze. Based in Miami, it invests only its own capital across multiple strategies, including pre-IPO minority investments in growth companies, structured investments and SPAC sponsorship, with a focus on companies that move humanity forward. Principals of the office sponsor Soren Acquisition Corp. (Nasdaq: SORN) and Praetorian Acquisition Corp. (Nasdaq: PTOR). Arghavan Di Rezze co-founded Theoria Medical, a national, technology-enabled primary care and value-based care company.

About Soren Acquisition Corp.

Soren is a blank check company formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Soren may pursue an acquisition opportunity in any business or industry or at any stage of its corporate evolution but is focused on completing a business combination with an attractive target business within the healthcare industry.

Soren’s management team is led by Arghavan Di Rezze, its Chief Executive Officer, and Joseph Tonnos, its Chief Financial Officer, who are both members of Soren’s Board of Directors. In addition, Soren’s Board of Directors includes Marc Mazur, Austin Criden, and Roger Cloutier.

Forward-Looking Statements for Soren Acquisition Corp.

This press release contains statements that may constitute “forward-looking statements” within the meaning of applicable federal securities laws, including statements regarding the Soren’s future plans, objectives, expectations and strategies, its management and board of directors, and its search for and potential completion of an initial business combination. These statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied, including the possibility that Soren may not identify or complete an initial business combination.

Forward-looking statements are subject to numerous risks, uncertainties and conditions, many of which are beyond the control of Soren, including those described under “Risk Factors” in Soren’s most recent Annual Report on Form 10-K, as updated by its subsequent Quarterly Reports on Form 10-Q, and in Soren’s other filings with the Securities and Exchange Commission (the “SEC”). Copies of these filings are available on the SEC's website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Soren undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Soren Acquisition Corp. Contact

Soren Acquisition Corp.

Arghavan Di Rezze, Chief Executive Officer
apd@direzzefamilyoffice.com

About Praetorian Acquisition Corp.

Praetorian is a blank check company formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Praetorian may pursue an acquisition opportunity in any business or industry or at any stage of its corporate evolution but is focused on completing a business combination with an attractive target business in a traditional sector that can be transformed through the application of automation and artificial intelligence.

Praetorian’s management team is led by Justin Di Rezze M.D., its Chief Executive Officer, and Joseph Tonnos, its Chief Financial Officer, who are both members of the Praetorian Board of Directors. In addition, the Praetorian Board of Directors includes Roger Cloutier, Jimmy Vaiopoulos, and Charles Garcia.

Forward-Looking Statements for Praetorian Acquisition Corp.

This press release contains statements that may constitute “forward-looking statements” within the meaning of applicable federal securities laws, including statements regarding the Praetorian’s future plans, objectives, expectations and strategies, its management and board of directors, and its search for and potential completion of an initial business combination. These statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied, including the possibility that Praetorian may not identify or complete an initial business combination.

Forward-looking statements are subject to numerous risks, uncertainties and conditions, many of which are beyond the control of Praetorian, including those described under “Risk Factors” in Praetorian’s most recent Annual Report on Form 10-K, as updated by its subsequent Quarterly Reports on Form 10-Q, and in Praetorian’s other filings with the SEC. Copies of these filings are available on the SEC's website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Praetorian undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Praetorian Acquisition Corp. Contact

Praetorian Acquisition Corp.
Justin Di Rezze M.D., Chief Executive Officer
jpd@direzzefamilyoffice.com

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